UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008

SINO ASSURANCE INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-50002 (Commission File No.)	52-2175896 (IRS Employer Identification No.)

Room 1101, 11/F Shanghai Industrial Investment Bldg 48-62 Hennessy Road Wanchai, Hong Kong
(Address of principal executive offices)

852–3104-9012

(Registrant’s telephone number)

Digital Network Alliance International, Inc.

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported on a Definitive Schedule 14C Information Statement filed with the Securities and Exchange Commission on December 11, 2008, on November 20, 2008, a majority of the shareholders of Digital Network Alliance International, Inc. (the “Company”) approved a proposal submitted by the Board of Directors to change the Company’s name to “Sino Assurance Inc.”  The name change to Sino Assurance Inc. became effective on January 2, 2009, when it was approved by the Delaware Secretary of State.

Exhibits

(d)  The following exhibit is filed herewith:

3.1  Certificate of Amendment, filed with the Delaware Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO ASSURANCE INC.

/s/    Guokang Tu

By:  Guokang Tu

Its:   Chief Executive Officer

Date: January 5, 2008

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